Loan payable to Oyu Tolgoi LLC	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Loan payable to Oyu Tolgoi LLC
8	Loan payable to Oyu Tolgoi LLC
Under the terms of the Entrée/Oyu Tolgoi JV (Note
6
), Entrée has elected to have OTLLC contribute funds to approved joint venture programs and budgets on the Company’s behalf. Interest on each loan advance shall accrue at an annual rate equal to OTLLC’s actual cost of capital or the prime rate of the Royal Bank of Canada, plus two percent (2%) per annum, whichever is less, as at the date of the advance. The loan is non-recourse
and will be repayable by the Company monthly from ninety percent (90%) of the Company’s share of available cash flow from the Entrée/Oyu Tolgoi JV. In the absence of available cash flow, the loan will not be repayable. The loan is not expected to be repaid within one year.
During the year ended December 31, 2021, the Company recorded interest expense of $0.4 million in connection with the loan (2020 - $0.3 million, 2019 - $0.3 million).